Supplement Dated October 21, 2015 to your Prospectus Dated May 1, 2015

The Board of Trustees (“The Board”) of the Federated Insurance Series (the “Trust”) on behalf of its series, Federated Prime Money Fund II (the “Fund”) has approved, subject to shareholder approval, a proposal to modify the Fund’s fundamental concentration policy to eliminate the requirement that the Fund invest at least 25% of its assets in the financial services industry (the “Proposal”).

A meeting of the shareholders of the Fund will be held on November 20, 2015, to vote on the Proposal. If approved by shareholders, the Fund will make other changes necessary to operate as a government money market fund, including but not limited to: (1) adopting a principal investment strategy (and a non-fundamental investment policy) to normally invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized by cash or government securities; and (ii) changing its name to “Federated Government Money Fund II.”

If the Proposal is approved, once converted to a government money market fund, the Fund will continue to utilize amortized cost accounting and transact at a stable $1.00 net asset value. Government money market funds are exempt from certain requirements of Rule 2a-7 under the Investment Company Act of 1940 that permit money market funds to impose a liquidity fee and/or temporary redemption gates. As a government money market fund, the Fund will not be required to impose liquidity fees and/or redemption gates.

The Board has also approved the designation of the existing share class (previously unnamed) as Service Shares and the addition of a new share class, Primary Shares.

If the Proposal is approved, the Fund currently anticipates that these changes will be fully implemented by April 30, 2016.

Gradual Transition of the Portfolio

If the Proposal is approved, the Fund’s Adviser, Federated Investment Management Company, will begin to gradually implement changes to the Fund’s portfolio in order to provide the most efficient transition. As a result, it is expected that the Fund gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about April 30, 2016. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it should be expected that the Fund’s yield will decrease as more assets are investment in government securities.

This Supplement Should Be Retained For Future Reference.

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